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                          SECURITIES AND EXCHANGE COMMISSION


                                WASHINGTON, D.C. 20549


                              ---------------------------


                                       FORM 8-K

                                    CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): January 26, 1998 (January 12, 1998)

                               ---------------------------


                           GRANITE BROADCASTING CORPORATION
                (Exact name of registrant as specified in its charter)


     Delaware                           0-19728             13-3458782
(State or other jurisdiction          (Commission          (IRS Employer
  of incorporation)                   File Number)        Identification No.)


                            767 Third Avenue,  34th Floor
                               New York, New York 10017
                                    (212) 826-2530
      (Address, including zip code, and telephone number, including area code of registrant's principal executive offices)




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                      Item 1.   Changes in Control of Registrant

                                    Not Applicable


                            Item 2.  Acquisition of Assets

                                    Not Applicable

                         Item 3.   Bankruptcy or Receivership

                                    Not Applicable

               Item 4.   Changes in Registrant's Certifying Accountants

                                    Not Applicable

                                Item 5.   Other Events

     On January 12, 1998, Granite Broadcasting Corporation ("Granite") entered into an agreement in principle (the "Agreement") with Freedom Communications, Inc. ("Freedom"), whereby Freedom will acquire the assets of WWMT-TV ("WWMT"), the CBS affiliate serving the Grand Rapids-Kalamazoo-Battle Creek, Michigan television market and WLAJ-TV ("WLAJ"), the ABC affiliate serving the Lansing, Michigan television market. The total purchase price for the assets of WWMT and WLAJ will be $170 million in cash.

     It is anticipated that proceeds from the sale will be used to fund part of the purchase price of KOFY-TV, the WB Network affiliated station serving the San Francisco-Oakland-San Jose, California television market. Granite acquired all of the assets of WWMT in 1995 for $95,000,000 and has a contract to acquire all of the assets of WLAJ for $19,400,000. Granite operates WLAJ pursuant to a time brokerage agreement.

     The proposed sale is subject to board approval of both parties, execution of definitive agreements, approval by the Federal Communications Commission and other customary closing conditions. The sale is expected to be completed during the second quarter of 1998.

     The terms and conditions of the sale were determined based upon arm's-length negotiations between Granite and Freedom. No material relationship exists between Granite and Freedom.

     Attached hereto as Exhibit 1 is the press release issued by Granite on January 13, 1998. The exhibit is hereby incorporated by reference herein.

                                     2


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                   Item 6.   Resignation of Registrant's Directors

                                    Not Applicable

                     Item 7.   Financial Statements and Exhibits

     C.   Exhibits.

          1.   Press Release, dated January 13, 1998.

                          Item 8.   Change in Financial Year

                                    Not Applicable


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GRANITE BROADCASTING CORPORATION




Dated: January 26, 1998            By: /s/ LAWRENCE I. WILLS
                                      ----------------------------------
                                   Name: Lawrence I. Wills
                                   Its:  Vice President - Finance and Controller

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                                    EXHIBIT INDEX


          1.   Press Release, dated January 13, 1998.